UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 19, 2010

ClearOne Communications, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Utah
(State or Other Jurisdiction of Incorporation)

001-33660	87-0398877
(Commission File Number)	(I.R.S. employer identification number)

5225 Wiley Post Way, Suite 500 Salt Lake City, Utah	84116
(Address of principal executive offices)	(Zip Code)

(801) 975-7200
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 9, 2009, ClearOne Communications, Inc. (the “Company” or “ClearOne”), filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that it had completed the acquisition of NetStreams, Inc. This Current Report on Form 8-K/A is being filed solely to amend and supplement the Original Form 8-K to include the required Item 9.01(a) Financial Statements of Business Acquired and the required Item 9.01(b) Pro Forma Financial Information.

Item 9.01                      Financial Statements and Exhibits

a)	Financial statements of business acquired.

The financial statements of NetStreams, Inc. are attached hereto as Exhibit 99.1 and is incorporated herein by reference.

b)	Pro forma financial information.

Pro forma financial information required is attached hereto as Exhibit 99.2 and and is incorporated herein by reference.

Exhibit
Number	Description

99.1
Audited consolidated financial statements of NetStreams, Inc. for the years ending March 31, 2009 and 2008 and unaudited interim consolidated financial statements of NetStreams, Inc. for the six month period ending September 30, 2009 and the comparative period September 30, 2008.

99.2
Unaudited pro forma condensed combined balance sheet as of September 30, 2009 and the unaudited pro forma condensed combined statement of operations for the year ended June 30, 2009 and the three month period ended September 30, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE COMMUNICATIONS, INC.

Date: January 19, 2010	By:	/s/ Zeynep Hakimoglu
Zeynep Hakimoglu
President, CEO and Chairman

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